FranklinCovey
THE ULTIMATE COMPETITIVE ADVANTAGE

Investor / Shareholder Webcast

Third Quarter – FY2014

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon management's current expectations and are subject to various risks and uncertainties including, but not limited to: The ability of the Company to stabilize and grow revenues; The ability of the Company to hire productive sales professionals; General economic conditions; Competition in the Company's targeted marketplace; Market acceptance of new products or services and marketing strategies; Changes in the Company's market share; Changes in the size the overall market for the Company's products; Changes in the training and spending policies of the Company's clients, and other factors identified and discussed in the Company's most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. Many of these conditions are beyond our control or influence, any one of which may cause future results to differ materially from the Company's current expectations, and there can be no assurance the Company's actual future performance will meet management's expectations. These forward-looking statements are based on management's current expectations and we undertake no obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of today's presentation, except as required by law.

The Securities and Exchange Commission's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein and can be found at our website at www.franklincovey.com.

Franklin Covey uses the non-GAAP financial measure "earnings before interest, taxes, depreciation and amortization" ("EBITDA") to assess the operating results and effectiveness of the Company's ongoing training and consulting business. In addition, the Company also uses the non-GAAP financial measure "Adjusted EBITDA" as a representation of the Company's operating performance. Adjusted EBITDA is defined as pre-tax net income (loss), plus depreciation and amortization, net interest income (expense), and special charges, such as the gain on the sale of the Japan Products division in fiscal 2010, restructuring costs, and asset impairment changes. The Company finds these non-GAAP financial measures to be useful when evaluating its operating and financial performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies and should not be used as a substitute for revenue, net income (loss) or other GAAP operating measures.

Three Overarching Objectives

#1: Deliver Quality Results for our Clients

- Revenue renewal rates have been and continue to be approximately 90%.
- Best-in-class, branded solutions continue to provide pricing power, driving increases in gross margin.

#2: Increase the Size and Productivity of our Sales & Delivery Forces Worldwide

- On track to grow salesforce from 120 Client Partners to 180 Client Partners by the end of the year.
- Client Partner ramp continues to meet or exceed model.

#3: Consistently Grow Both Top and Bottom Line


Revenue
Trailing Four Quarters
In Millions
$160.5
$164.5
$180.4
$198.6
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14


Adjusted EBITDA
Trailing Four Quarters
In Millions
$21.4
$24.1
$28.5
$30.3
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14

Revenue Growth


Revenue
Trailing Four Quarters
In Millions
$160.5
$164.5
$180.4
$198.6
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14


Gross Margin %
Trailing Four Quarters
64.7%
65.2%
67.2%
67.5%
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14


Adjusted EBITDA
Trailing Four Quarters
In Millions
$21.4
$24.1
$28.5
$30.3
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14


Adjusted EBITDA/Revenue %
Trailing Four Quarters
13.4%
14.6%
15.8%
15.2%
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14


Income from Operations
Trailing Four Quarters
In Millions
$11.7
$13.2
$20.3
$19.4
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14


Net Income
Trailing Four Quarters
In Millions
$1.3
$7.4
$10.0
$13.3
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14

FranklinC

Revenue Growth



Trailing Four Quarter Revenue
In Millions
122.6
144.4
160.9
175.0
190.3
124.6
150.1
164.1
176.8
196.4
125.6
160.5
164.5
180.4
198.6
136.9
160.8
170.5
190.9
Q1 FY10
Q1 FY11
Q1 FY12
Q1 FY13
Q1 FY14
Q2 FY10
Q2 FY11
Q2 FY12
Q2 FY13
Q2 FY14
Q3 FY10
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14
Q4 FY10
Q4 FY11
Q4 FY12
Q4 FY13

Channel View
(in thousands)

Sales by Region/Type	Quarter Ended May 31, 2014	Quarter Ended June 1, 2013	Quarter Ended Percentage Change	Four Quarters Ended May 31, 2014	Four Quarters Ended June 1, 2013	Four Quarters Ended Percentage Change
	(unaudited)			(unaudited)		
U.S./Canada direct	$ 24,801	$ 25,139	(1)	$ 98,916	$ 94,307	5
International direct	5,781	5,143	12	28,196	28,421	(1)
International licensees	4,178	3,749	11	16,236	15,174	7
National account practices	9,691	8,077	20	43,624	30,526	43
Self-funded marketing	1,451	1,317	10	5,906	5,702	4
Other	1,229	1,434	(14)	5,750	6,234	(8)
Total	$ 47,131	$ 44,859	5	$ 198,628	$ 180,364	10

FranklinCovey

Sales by Practice

(in thousands)

Sales by Practice	Quarter Ended May 31, 2014	Quarter Ended June 1, 2013	Quarter Ended Percentage Change	Four Quarters Ended May 31, 2014	Four Quarters Ended June 1, 2013	Four Quarters Ended Percentage Change
	(unaudited)			(unaudited)		
Leadership	$ 10,851	$ 8,059	35	$ 43,416	$ 41,019	6
Education	5,178	3,975	30	26,377	18,627	42
Productivity	5,370	5,503	(2)	23,390	21,878	7
Execution	4,936	5,112	(3)	20,995	17,952	17
Speed of Trust	4,580	5,905	(22)	17,979	19,372	(7)
Sales Performance	3,858	3,755	3	14,514	10,327	41
Customer Loyalty	1,662	1,197	39	6,004	4,680	28
Other Direct Sales	3,838	4,853	(21)	18,061	19,399	(7)
International Licensee Royalties	4,178	3,749	11	16,236	15,174	7
Self-Funded Marketing	1,451	1,317	10	5,906	5,702	4
Other	1,229	1,434	(14)	5,750	6,234	(8)
Total	$ 47,131	$ 44,859	5	$ 198,628	$ 180,364	10

FranklinCovey

Sales by Practice

(in thousands)

New view – this chart reports revenue by Practice in direct offices and National Account Practices, and allocates Licensee royalty revenues by Practice area.

	Quarter Ended			Four Quarters Ended		
Sales by Practice	May 31, 2014	June 1, 2013	Percentage Change	May 31, 2014	June 1, 2013	Percentage Change
		(unaudited)			(unaudited)	
Leadership	$ 12,942	$ 9,885	31	$ 51,344	$ 48,397	6
Education	5,516	4,433	24	28,434	20,997	35
Productivity	5,649	5,794	(3)	24,745	22,917	8
Execution	5,194	5,450	(5)	22,208	19,198	16
Speed of Trust	4,712	6,064	(22)	18,470	20,034	(8)
Sales Performance	3,920	3,797	3	14,767	10,459	41
Customer Loyalty	1,664	1,197	39	6,010	4,680	28
Other	7,534	8,239	(9)	32,650	33,682	(3)
Total	$ 47,131	$ 44,859	5	$ 198,628	$ 180,364	10

Gross Margin Improvement



Gross Margin %
Trailing Four Quarters
64.7%
65.2%
67.2%
67.5%
Q3 FY11
Q3 FY12
Q3 FY13
Q3 FY14

Pipeline



Pipeline of Booked Days & Awarded Revenue
40,000,000
38,000,000
36,000,000
34,000,000
32,000,000
30,000,000
28,000,000
26,000,000
24,000,000
22,000,000
20,000,000
8%
92%
100%
Q3 FY13
Q3 FY14
Corporate Pipeline
Government Contract

Note: Pipeline of Booked Days & Awarded Revenue includes U.S./Canada direct offices, national account practices and excludes other sales channels and facilitator revenue.

Net Income to Adjusted EBITDA

(in thousands)

Reconciliation of net income to Adjusted EBITDA:	Quarter Ended May 31, 2014 (unaudited)	Quarter Ended June 1, 2013 (unaudited)	Quarter Ended Change	Quarter Ended Percent Change	Four Quarters Ended May 31, 2014 (unaudited)	Four Quarters Ended June 1, 2013 (unaudited)	Four Quarters Ended Change	Four Quarters Ended Percent Change
Net income	$ 1,922	$ 2,111	$ (189)	-9.0%	$ 13,331	$ 9,999	$ 3,332	33.3%
Adjustments:								
Interest expense, net	483	420	63	15.0%	1,749	1,920	(171)	-8.9%
Discount on related party receivable	141	135	6	4.4%	527	1,786	(1,259)	-70.5%
Income tax provision	472	1,416	(944)	-66.7%	3,826	6,622	(2,796)	-42.2%
Amortization	983	960	23	2.4%	3,951	2,821	1,130	40.1%
Depreciation	866	752	114	15.2%	3,299	2,944	355	12.1%
Share-based compensation	616	488	128	26.2%	4,517	2,466	2,051	83.2%
Reduction of contingent earnout liability	(350)	-	(350)	-	(937)	-	(937)	-
Other income, net	-	(20)	20	-	(1)	(20)	19	-95.0%
Adjusted EBITDA	$ 5,133	$ 6,262	$ (1,129)	-18.0%	$ 30,262	$ 28,538	$ 1,724	6.0%

FranklinCovey®

THE ULTIMATE COMPETITIVE ADVANTAGE

Steve Young
Chief Financial Officer
(801) 817-7076
www.franklincovey.com